UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2012 (December 20, 2012)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13831	74-2851603
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (e) On December 20, 2012, Quanta Services Inc. (“Quanta” or the “Company”) appointed Earl C. (Duke) Austin, Jr. as Chief Operating Officer of the Company, effective as of January 1, 2013. Mr. Austin, age 43, has served as President of Quanta’s Electric Power Division and Natural Gas and Pipeline Division since May 2011 and has overseen power and pipeline operations since January 2011. He previously served as President of the Natural Gas and Pipeline Division from October 2009 to May 2011 and as President of North Houston Pole Line, L.P., an electric and natural gas specialty contractor and now a subsidiary of Quanta, from 2001 until September 2009. He is currently a director of the Southwest Line Chapter of the National Electrical Contractors Association. Mr. Austin holds a Bachelor of Arts in Business Management degree.

There are no arrangements or understandings between Mr. Austin and any other person pursuant to which he was selected as an officer. There is no family relationship between Mr. Austin and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Austin has an interest requiring disclosure under Item 404(a) of Regulation S-K, other than those described in the Company’s definitive proxy statement for the 2012 annual meeting of stockholders filed with the Securities and Exchange Commission on April 10, 2012 (the “2012 Proxy Statement”).

In connection with the appointment of Mr. Austin as Chief Operating Officer, the Company entered into an amended and restated Employment Agreement dated December 20, 2012, effective as of January 1, 2013 (the “Agreement”), with Mr. Austin that supersedes his existing employment agreement. The Agreement has an initial term of two years that will subsequently renew automatically for consecutive one-year terms unless the Company or Mr. Austin provides at least six months prior written notice of non-renewal. Pursuant to the Agreement, Mr. Austin will receive an annual base salary of $600,000, subject to review by the Board on no less than an annual basis. In connection with Mr. Austin’s promotion, the Compensation Committee of the Board authorized a restricted stock award to Mr. Austin consisting of the number of shares of the Company’s common stock having a value, based on the average of the closing prices of the Company’s Common Stock for the twenty consecutive trading days immediately preceding the January 1, 2013 date of grant, equal to $250,000. Mr. Austin will continue to participate in the Company’s incentive plans. Additional information regarding Mr. Austin’s compensation is set forth in the 2012 Proxy Statement.

The Agreement terminates upon Mr. Austin’s termination of employment due to (i) death, (ii) disability, (iii) “cause” (as defined in the Agreement), (iv) “good reason” following a “change in control” (each as defined in the Agreement), or (v) circumstances without cause. If Mr. Austin’s employment is terminated due to disability, Mr. Austin will be entitled to a lump-sum payment equal to one year of his annual base salary, subject to execution of a waiver and release agreement. If Mr. Austin’s employment is terminated other than for cause (other than within 12 months following a change in control), Mr. Austin will be entitled to a lump-sum payment equal to two years of his annual base salary, subject to execution of a waiver and release agreement. If within 12 months following a change in control (as defined in the Agreement), Mr. Austin terminates his employment for good reason or his employment is terminated other than for cause, Mr. Austin will be entitled to severance benefits equal to (i) a lump-sum payment equal to three times the sum of (x) his annual base salary at the rate then in effect and (y) the higher of (1) the highest annual cash bonus paid (or earned, if not yet paid) to him under the Company’s annual incentive plan for the past three fiscal years or (2) his target annual cash bonus payable for the current fiscal year (or if such target bonus has not yet been determined, for the most recently completed fiscal year), and (ii) continued medical, dental and vision benefits for Mr. Austin and his dependents for three years after termination or, if sooner, until Mr. Austin receives such benefits from a subsequent employer. No severance is payable upon the termination of employment due to death, termination with cause, or a voluntary termination by Mr. Austin without good reason.

The Agreement contains non-competition covenants restricting Mr. Austin’s ability to compete with the Company during the term of his employment and for a period of two years thereafter, prohibiting solicitation of customers and employees for the same period, and prohibiting him from disclosing confidential information and trade secrets. However, if the Company notifies Mr. Austin that the Company will not renew the Agreement and Mr. Austin remains employed through the end of the employment term, the covenants restricting competition and solicitation of customers and employees apply for a period of one year following the notice of non-renewal.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this report.

Item 7.01	Regulation FD Disclosure.

On December 21, 2012, the Company issued a press release announcing the appointment of Mr. Austin as Chief Operating Officer of the Company. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

The information in the press releases shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1*	Employment Agreement dated December 20, 2012, effective as of January 1, 2013, by and between Quanta Services, Inc. and Earl C. (Duke) Austin, Jr.

99.1	Press Release of Quanta Services, Inc. dated December 21, 2012 regarding Earl C. (Duke) Austin, Jr.

*	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2012	QUANTA SERVICES, INC.

	By:	/s/ Derrick A. Jensen
Name: Derrick A. Jensen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1*	Employment Agreement dated December 20, 2012, effective as of January 1, 2013, by and between Quanta Services, Inc. and Earl C. (Duke) Austin, Jr.

99.1	Press Release of Quanta Services, Inc. dated December 21, 2012 regarding Earl C. (Duke) Austin, Jr.

*	Management contract or compensatory plan or arrangement